UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2025

JUPITER NEUROSCIENCES, INC.

(Exact Name of Registrant as Specified in its Charter)

delaware	001-41265	47-4828381
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 North US HWY 1, Suite 504
Jupiter, FL	33477
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 406-6154

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A-2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JUNS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described under Item 5.07 below, Jupiter Neurosciences, Inc. (“Jupiter” or the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on December 19, 2025. At the Annual Meeting, Jupiter’s stockholders approved (i) the Jupiter Neurosciences, Inc. 2025 Equity Incentive Plan (the “2025 Plan”). Jupiter’s Board of Directors (the “Board”) previously approved the 2025 Plan, subject to stockholder approval at the Annual Meeting.

2025 Plan

A total of 5,250,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), will be available for delivery under the 2025 Plan. The number of Shares available for delivery under the 2025 Plan will also be subject to adjustment for certain changes in the Company’s capital structure. The Shares that may be issued under the 2025 Plan will be either authorized and unissued Shares (which will not be subject to preemptive rights) or previously issued Shares that have been reacquired. Any Shares subject to an award that is (1) forfeited, terminated, cancelled or otherwise expires or (2) settled for cash, will be available for future awards under the 2025 Plan. Any Shares reserved, but not subject to an outstanding equity-based award, under any prior equity incentive plan of the Company that was terminated as of the effective date of the 2025 plan shall be part of, and not in addition to, the Shares included in the Share reserve. If the Company acquires or combines with another company, any awards that may be granted under the 2025 Plan in substitution or exchange for outstanding stock options or other awards of that other company will not reduce the Shares available for issuance under the 2025 Plan. The Shares available for any incentive stock options granted under the 2025 Plan will be limited to 5,250,000 Shares, adjusted as stated above. The maximum value of Shares subject to awards during a single fiscal year to any non-employee director, taken together with any cash fees paid during the fiscal year to the non-employee director, in respect of the non-employee director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), shall not exceed $750,000 in total value, increased to $1,000,000 for the first year of the director’s services.

This summary of the 2025 Plan is not complete and is qualified in its entirety by reference to the full text of the 2025 Plan, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by a majority of the Company’s stockholders at the Annual Meeting, the Company filed a certificate of amendment to the Company’s certificate of incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on December 19, 2025. The Amendment increases the number of authorized shares of Common Stock from 125,000,000 to 500,000,000 (the “Amendment”).

The foregoing description of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on Friday, December 19, 2025 at 10:00 am E.T. In connection with the Annual Meeting, proxies were solicited pursuant to the Securities Exchange Act of 1934, as amended. At the close of business on October 24, 2025, the record date for the Annual Meeting (the “Record Date”), there were 34,426,355 shares of Common Stock issued and outstanding, which constituted all of the issued and outstanding capital stock of the Company as of the Record Date. Other than the shares (the “Commitment Shares”) issued to YA II PN, Ltd. (“Yorkville”) in connection with the Standby Equity Purchase Agreement (the “SEPA”), each share of Common Stock represented one vote that could be voted on each proposal at the Annual Meeting. The Commitment Shares could not be voted in favor of Proposal No. 5.

At the Annual Meeting, 24,675,277 of the Company’s 34,426,355 outstanding shares of Common Stock entitled to vote as of the Record Date, or approximately 71.68%, were represented by proxy or in person (virtually), and, therefore, a quorum was present. The following are the voting results for the items of business considered and voted upon at the Annual Meeting, all of which were described in Jupiter’s Notice of 2025 Annual Meeting of Stockholders and Proxy Statement, filed with the Securities and Exchange Commission on November 6, 2025, as amended.

1.	The stockholders elected each of Jupiter’s seven director nominees, each to serve until the 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified. The vote tabulation with respect to the nominees was as follows:

NOMINEE	VOTES FOR	AUTHORITY WITHHELD	BROKER NON-VOTES
Christer Rosén	20,136,963	16,164	4,522,150
Marshall Hayward, Ph.D.	20,136,999	16,128	4,522,150
Alison D. Silva	20,135,830	17,297	4,522,150
Nicholas H. Hemmerly	18,537,057	1,616,070	4,522,150
Julie Kampf	20,136,075	17,052	4,522,150
Allison W. Brady	20,137,838	15,289	4,522,150
Holger Weis	20,137,153	15,974	4,522,150

2.	The Board proposal seeking a vote to approve the Amendment to increase the authorized shares of Common Stock available for issuance from 125,000,000 to 500,000,000 was approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
20,163,922	4,497,624	13,731	0

3.	The Board proposal seeking a vote to approve the adoption of the 2025 Plan was approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
17,822,109	1,664,799	666,219	4,522,150

4.	The selection of Cherry Bekaert LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
24,616,868	52,953	5,456	0

5.	The Board proposal for approval, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d), of the potential issuance of shares of Common Stock in excess of 19.99% or more of the Company’s issued and outstanding Common Stock of up to $20 million of securities pursuant to the SEPA with Yorkville, including upon conversion of convertible promissory notes issued to Yorkville in connection with the SEPA was approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
20,126,732	24,714	1,681	4,522,150

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation of Jupiter Neurosciences, Inc.
10.1	Jupiter Neurosciences, Inc. 2025 Equity Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUPITER NEUROSCIENCES, INC.

By:	/s/ Christer Rosén
Christer Rosén
Chief Executive Officer

Date: December 22, 2025